Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Shareholder Voting Results                                        8
      Financial Information
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             14
         Statement of Assets and Liabilities                           15
         Statement of Operations                                       16
         Statements of Changes in Net Assets                           17
         Notes to Financial Statements                                 18







Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Balanced Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.








USAA Family of Funds Summary


      Fund                                        Minimum
    Type/Name              Volatility            Investment
-----------------------------------------------------------
CAPITAL APPRECIATION
-----------------------------------------------------------
 Aggressive Growth         Very high               $3,000
 Emerging Markets          Very high               $3,000
 First Start Growth        Moderate to high        $3,000
 Gold                      Very high               $3,000
 Growth                    Moderate to high        $3,000
 Growth & Income           Moderate                $3,000
 International             Moderate to high        $3,000
 S&P 500(Registered
  Trademark) Index         Moderate                $3,000
 Science & Technology      Very high               $3,000
 Small Cap Stock           Very high               $3,000
 World Growth              Moderate to high        $3,000
-----------------------------------------------------------
ASSET ALLOCATION
-----------------------------------------------------------
 Balanced Strategy         Moderate                $3,000
 Cornerstone Strategy      Moderate                $3,000
 Growth and Tax
  Strategy                 Moderate                $3,000
 Growth Strategy           Moderate to high        $3,000
 Income Strategy           Low to moderate         $3,000
-----------------------------------------------------------
INCOME - TAXABLE
-----------------------------------------------------------
 GNMA                      Low to moderate         $3,000
 High-Yield
  Opportunities            High                    $3,000
 Income                    Moderate                $3,000
 Income Stock              Moderate                $3,000
 Intermediate-Term
  Bond                     Low to moderate         $3,000
 Short-Term Bond           Low                     $3,000
-----------------------------------------------------------
INCOME - TAX EXEMPT
-----------------------------------------------------------
 Long-Term                 Moderate                $3,000
 Intermediate-Term         Low to moderate         $3,000
 Short-Term                Low                     $3,000
 State Bond Income         Moderate                $3,000
-----------------------------------------------------------
MONEY MARKET
-----------------------------------------------------------
 Money Market              Very low                $3,000
 Tax Exempt
  Money Market             Very low                $3,000
 Treasury Money
  Market Trust             Very low                $3,000
State Money Market         Very low                $3,000
-----------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.



Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.










Message from the President

[Photograph of President and Vice Chairman of the Board, Michael J.C. Roth, CFA, appears here.]

As I write this message, I am also in the process of preparing to lead a panel on personal finance at the Greater San Antonio Chamber of Commerce's annual conference on economic development. As we enter 2000, I have asked my fellow panelists to look back to what they consider to be the key lessons they have learned in careers that all span at least 25 years in investments.

The incident and the person I have chosen is the visit of a well-known equity strategist from one of the major investment bankers to San Antonio in the spring of 1982. I should remind you what the spring of 1982 was like. The market had not yet shaken off the effects of repeated, arbitrary increases in the price of oil; the roaring inflation which followed; and the highest U.S. interest rates since the Civil War. Stocks and bonds had not yet come off their worst performance since World War II. Against this backdrop, that well-known equity strategist delivered a magnificent after-dinner presentation. He plucked facts and figures from a wide variety of sources and wove them into a compelling argument. His conclusion was clear: "Stay out of this market!" He was brilliant.

He was dead wrong. That summer saw the beginning of the greatest bull market for both stocks and bonds in U.S. history.

This incident has greatly influenced my thinking and my career. It taught me these things:

       - It is best to base investment strategy on something other than a forecast of the market.

       - If you insist on forecasting the market, it doesn't help to make the little calls. You absolutely must be right at times like spring of 1982.

       - If you use an asset allocation approach to investing, your chances of being in at a major turning point are 100%.

That is why I believe in the asset allocation approach of our strategy funds.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.









Investment Review

USAA BALANCED STRATEGY FUND

OBJECTIVE: High total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

TYPES OF INVESTMENTS: Invests principally in stocks, bonds, and money market instruments.


--------------------------------------------------------------------------------
                                            11/30/99              5/31/99
--------------------------------------------------------------------------------
Net Assets                              $116.5  Million        $95.8 Million
Net Asset Value Per Share                    $15.01                $14.02
--------------------------------------------------------------------------------
Average Annual Total Returns as of 11/30/99
--------------------------------------------------------------------------------
5/31/99 to 11/30/99(+)         1 Year               Since Inception on 9/1/95
       7.97%                   18.38%                         13.64%
--------------------------------------------------------------------------------
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.








                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund, the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index for the period of 09/01/95 through 11/30/99. The data points from the graph are as follows:

              USAA Balanced       S&P 500         Lipper         Lehman
              Strategy Fund        Index          Average        Index
              -------------       -------         -------        ------

09/01/95       $10,000            $10,000        $10,000        $10,000
11/30/95        10,060             10,840         10,514         10,382
05/31/96        10,637             12,117         11,186         10,262
11/30/96        11,734             13,858         12,264         11,012
05/31/97        12,686             15,684         13,032         11,115
11/30/97        13,823             17,809         14,355         11,844
05/31/98        14,820             20,493         15,629         12,328
11/30/98        14,548             22,026         16,066         12,963
05/31/99        15,950             24,803         17,112         12,865
11/30/99        17,222             26,628         17,479         12,958

Data since inception on 09/01/95 through 11/30/99





The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Balanced Funds Average is the average of all balanced funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index.








Message from the Managers

[Photograph of Portfolio Managers, Pamela Bledsoe Noble, CFA, (Money Market Instruments); Patrick O'Hare, CFA, (Allocation Manager and Stocks); and Paul H. Lundmark, CFA, (Bonds); appears here.}

FUND OVERVIEW

Strength in the domestic economy -- as well as a recovery in overseas economies -- prompted the Federal Reserve (the Fed) to raise interest rates three times during the six-month period ending November 30, 1999. These rate hikes erased the cuts the Fed had made in 1998 when the financial markets were in turmoil.

During the same period, we decreased the amount invested in equities and increased the amount of cash. As of November 30, 1999, the percentage invested in stocks was 62.8% compared to 67.2% at the start of the six-month period. Cash was 5.2% of the Fund as of November 30, 1999, compared to 1.7% at the beginning of the period.

There were two primary reasons to increase the amount invested in money market instruments. First, the Fed was raising interest rates. We felt that higher interest rates would cause financial markets to become more volatile and that cash would cushion any downdraft. Second, as we approached the end of the year, we wanted to be prepared for any increase in redemptions resulting from Y2K concerns.

STOCKS

With the backdrop of higher rates, most stocks had a difficult time during the six-month period ending November 30, 1999. In fact, only the technology and communications sectors outperformed the S&P 500 during the period. Seven of the 11 sectors comprising the S&P 500 actually had negative returns during the period.

The equity portion of the portfolio performed well as a result of being overweighted in technology. In particular, the Fund was helped by owning Oracle, Applied Materials, Texas Instruments, Cisco Systems, BMC Software, Intel, America Online, Dell Computer, and Microsoft. Selected health care names performed well, especially Bristol-Myers Squibb, Medtronic, and Schering-Plough. The Fund also benefited from owning Home Depot, Wal-Mart, and Dayton Hudson. The Fund's position in Sprint Corporation performed well as the company agreed to be purchased by MCI Worldcom. Other stocks performing well during the period were Morgan Stanley Dean Witter & Co., Citigroup, and General Electric.

The Fund was hurt by its position in energy stocks -- in particular, Unocal, Schlumberger, and Texaco. Several capital goods stocks also performed poorly including Caterpillar, Tyco International, Emerson Electric, United Technologies, and Boeing. Certain financial stocks performed poorly in reaction to the Fed raising rates -- in particular, Freddie Mac and Bank of America. Other stocks that hurt the Fund were Lear, Ford, CVS Corp., Time Warner, and Du Pont.

MONEY MARKET INSTRUMENTS

Money market instruments are used in the Fund to provide liquidity for withdrawals or to provide a temporary investment until stock or bond purchases are made. U.S. government discount notes are the most common instruments used for these purposes.

BONDS

We manage the bond sector so that income is the primary component of total return. Since the last report, interest rates have continued to rise. Investors fear that the economy is growing too fast to contain inflation. The Fed has raised the federal funds rate by 0.75% since May, trying to slow the economy. However, investors feel that more increases may be necessary. Because of our income orientation, we have favored investments in higher-yielding instruments -- such as corporate bonds and mortgage- and asset-backed securities rather than Treasury securities. This investment style resulted in the bond sector outperforming intermediate- and long-term Treasuries since the last report.

Within the Fund's bond portion, the best-performing holdings, as a sector, were the collateralized mortgage obligations (CMOs). The types of CMOs we own are defensive in nature and will usually outperform most other debt securities in a rising interest rate environment. Other good performers were AT&T Capital Corporation and Corporacion Andina DeFomento. Our investments in Great Atlantic & Pacific Tea, Waste Management, Macsaver Financial Services, and Nationwide Health Properties underperformed. We continue to hold these securities because they are turning around their operations and potentially have a good outlook.

OUTLOOK

Until it is clear that the Fed has stopped raising rates, we believe that the markets will continue to trade in a narrow range. The potential for higher interest rates combined with the possibility of redemptions from investors nervous about Y2K makes for a particularly volatile environment. Given these conditions, we believe having cash on hand is a prudent choice. Once we are convinced that the change of century will not be greeted with cash outflows, and when it seems clear that the Fed will hold interest rates steady, we will put the cash to work.

During periods of high volatility, owning the right stocks is increasingly important. We continue to favor technology stocks that are benefiting from strong industry fundamentals. In particular, we believe that companies exposed to the Internet infrastructure and to wireless communications may continue to do well. We also continue to favor the health care area, despite the uncertainty surrounding Medicare reform and the potential for a prescription drug benefit for Medicare recipients. We also like stocks that could benefit from a recovery in the global economy.

Despite the potential for higher rates, we feel that the economy is likely to remain strong, resulting in corporate bonds and mortgage- and asset-backed securities increasing in value relative to Treasury securities. We also believe that trying to guess where interest rates are going is a losing bet. Rather, our continued emphasis is on finding fixed-income securities that represent good risk/reward characteristics.


See page 9 for a complete listing of the portfolio of investments.






-----------------------------------
      Top 10 Equity Holdings
        (% of Net Assets)
-----------------------------------
Microsoft                       3.1
Oracle Corp.                    2.9
General Electric                2.5
Cisco Systems                   2.3
Intel                           1.9
Pfizer                          1.9
American International Group    1.9
Coca-Cola                       1.9
Freddie Mac                     1.5
Sprint Corp.                    1.4
-----------------------------------









                                ASSET ALLOCATION
                                    11/30/99

A pie chart is shown here depicting the Asset Allocation as of November 30, 1999 of the USAA Balanced Strategy Fund to be:

Stocks - 62.8%; Bonds - 31.4%; and Money Market Instruments - 5.2%.


Percentages  are of the net  assets  in the  portfolio  and may or may not equal
100%.

See page 9 for a complete listing of the portfolio of investments.









Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Investment Trust (the Trust) for proposals 1 and 2.

1  Proposal to elect Trustees as follows:

     TRUSTEES                     VOTES FOR             VOTES WITHHELD

     Robert G. Davis              181,888,787              2,690,901
     Michael J.C. Roth            181,881,641              2,698,047
     David G. Peebles             181,888,787              2,690,901
     Robert L. Mason              181,888,787              2,690,901
     Michael F. Reimherr          181,883,427              2,696,261
     Richard A. Zucker            181,875,813              2,696,966
     Barbara B. Dreeben           181,883,427              2,696,261

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for reelection to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify the selection by the Board of Trustees of KPMG LLP as auditors for the Trust for the fiscal year ending May 31, 2000.

                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

         179,181,697               2,930,888                 2,467,103










USAA BALANCED STRATEGY FUND
PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)

                                                                         Market
  Number                                                                 Value
 of Shares                 Security                                      (000)
--------------------------------------------------------------------------------
                                 STOCKS (62.8%)

            Advertising/Marketing (1.1%)
   14,000   Omnicom Group, Inc.                                         $  1,234
--------------------------------------------------------------------------------
            Aerospace/Defense (0.5%)
   13,200   Boeing Co.                                                       539
--------------------------------------------------------------------------------
            Automobiles (0.6%)
   13,500   Ford Motor Co.                                                   682
--------------------------------------------------------------------------------
            Auto Parts (0.4%)
   14,600   Lear Corp.*                                                      483
--------------------------------------------------------------------------------
            Banks - Major Regional (1.7%)
   20,100   Mellon Financial Corp.                                           732
   17,500   State Street Corp.                                             1,285
--------------------------------------------------------------------------------
                                                                           2,017
--------------------------------------------------------------------------------
            Banks - Money Center (1.1%)
   11,513   Bank of America Corp.                                            674
    5,000   J. P. Morgan & Co., Inc.                                         657
--------------------------------------------------------------------------------
                                                                           1,331
--------------------------------------------------------------------------------
            Beverages - Alcoholic (0.5%)
    7,500   Anheuser-Busch Companies, Inc.                                   561
--------------------------------------------------------------------------------
            Beverages - Nonalcoholic (2.1%)
   32,000   Coca-Cola Co.                                                  2,154
    8,700   PepsiCo, Inc.                                                    301
--------------------------------------------------------------------------------
                                                                           2,455
--------------------------------------------------------------------------------
            Broadcasting - Radio & TV (0.8%)
   17,400   CBS Corp.*                                                       905
--------------------------------------------------------------------------------
            Chemicals (1.5%)
    6,100   Dow Chemical Co.                                                 715
   17,400   Du Pont (E. I.) De Nemours & Co.                               1,034
--------------------------------------------------------------------------------
                                                                           1,749
--------------------------------------------------------------------------------
            Communication Equipment (1.3%)
   20,928   Lucent Technologies, Inc.                                      1,529
--------------------------------------------------------------------------------
            Computer - Hardware (3.1%)
   27,900   Dell Computer Corp.*                                           1,200
    8,400   Hewlett-Packard Co.                                              797
   11,500   IBM Corp.                                                      1,185
    3,300   Sun Microsystems, Inc.*                                          436
--------------------------------------------------------------------------------
                                                                           3,618
--------------------------------------------------------------------------------
            Computer - Networking (2.3%)
   30,000   Cisco Systems, Inc.*                                           2,676
--------------------------------------------------------------------------------
            Computer - Peripherals (0.3%)
    4,700   EMC Corp.*                                                       393
--------------------------------------------------------------------------------
            Computer Software & Service (7.4%)
   13,400   America Online, Inc.*                                            974
   10,800   BMC Software, Inc.*                                              786
   39,000   Microsoft Corp.*                                               3,551
   49,200   Oracle Corp.*                                                  3,337
--------------------------------------------------------------------------------
                                                                           8,648
--------------------------------------------------------------------------------
            Drugs (3.1%)
   60,300   Pfizer, Inc.                                                   2,182
   28,700   Schering-Plough Corp.                                          1,467
--------------------------------------------------------------------------------
                                                                           3,649
--------------------------------------------------------------------------------
            Electrical Equipment (3.0%)
   10,800   Emerson Electric Co.                                             616
   22,000   General Electric Co.                                           2,860
--------------------------------------------------------------------------------
                                                                           3,476
--------------------------------------------------------------------------------
            Electronics - Semiconductors (2.9%)
   28,700   Intel Corp.                                                    2,201
   12,800   Texas Instruments, Inc.                                        1,229
--------------------------------------------------------------------------------
                                                                           3,430
--------------------------------------------------------------------------------
            Entertainment (1.1%)
   21,200   Time Warner, Inc.                                              1,308
--------------------------------------------------------------------------------
            Equipment - Semiconductors (0.2%)
    1,900   Applied Materials, Inc.*                                         185
--------------------------------------------------------------------------------
            Finance - Diversified (4.5%)
    5,500   American Express Co.                                             832
   24,000   Citigroup, Inc.                                                1,293
   34,700   Freddie Mac                                                    1,713
   11,200   Morgan Stanley Dean Witter & Co.*                              1,351
--------------------------------------------------------------------------------
                                                                           5,189
--------------------------------------------------------------------------------
            Foods (0.4%)
   13,800   Nabisco Holdings Corp.                                           460
--------------------------------------------------------------------------------
            Health Care - Diversified (2.6%)
   20,400   Bristol-Myers Squibb Co.                                       1,490
   14,900   Johnson & Johnson, Inc.                                        1,546
--------------------------------------------------------------------------------
                                                                           3,036
--------------------------------------------------------------------------------
            Household Products (2.0%)
   24,800   Colgate-Palmolive Co.                                          1,361
    8,500   Procter & Gamble Co.                                             918
--------------------------------------------------------------------------------
                                                                           2,279
--------------------------------------------------------------------------------
            Insurance - Multi-Line Companies (1.9%)
   21,000   American International Group, Inc.                             2,168
--------------------------------------------------------------------------------
            Machinery - Diversified (0.2%)
    5,400   Caterpillar, Inc.                                                250
--------------------------------------------------------------------------------
            Manufacturing - Diversified Industries (1.3%)
   18,600   Tyco International Ltd.                                          745
   13,200   United Technologies Corp.                                        746
--------------------------------------------------------------------------------
                                                                           1,491
--------------------------------------------------------------------------------
            Medical Products & Supplies (1.8%)
   26,700   Becton, Dickinson & Co.                                          728
   13,300   Guidant Corp. *                                                  665
   18,200   Medtronic, Inc.                                                  707
--------------------------------------------------------------------------------
                                                                           2,100
--------------------------------------------------------------------------------
            Oil - International Integrated (2.7%)
   13,500   Exxon Corp.                                                    1,071
    6,300   Mobil Corp.                                                      657
   12,500   Royal Dutch Petroleum Co.                                        725
   12,000   Texaco, Inc.                                                     731
--------------------------------------------------------------------------------
                                                                           3,184
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (0.6%)
   12,000   Schlumberger Ltd.                                                721
--------------------------------------------------------------------------------
            Oil & Gas - Exploration & Production (0.3%)
    8,800   Unocal Corp.                                                     292
--------------------------------------------------------------------------------
            Paper & Forest Products (0.3%)
    6,800   International Paper Co.                                          355
--------------------------------------------------------------------------------
            Retail - Building Supplies (0.8%)
    11,100  Home Depot, Inc.                                                 878
--------------------------------------------------------------------------------
            Retail - Drugs (0.5%)
   15,400   CVS Corp.                                                        611
--------------------------------------------------------------------------------
            Retail - General Merchandising (2.7%)
   21,300   Dayton Hudson Corp.                                            1,503
   28,200   Wal-Mart Stores, Inc.                                          1,625
--------------------------------------------------------------------------------
                                                                           3,128
--------------------------------------------------------------------------------
            Retail - Specialty Apparel (0.3%)
    9,000   Gap, Inc.                                                        364
--------------------------------------------------------------------------------
            Telecommunications - Long Distance (2.9%)
   18,800   AT&T Corp.                                                     1,051
    8,700   MCI WorldCom, Inc.*                                              719
   23,700   Sprint Corp.                                                   1,644
--------------------------------------------------------------------------------
                                                                           3,414
--------------------------------------------------------------------------------
            Telephones (2.0%)
   15,900   Bell Atlantic Corp.                                            1,007
   25,517   SBC Communications Corp.                                       1,325
--------------------------------------------------------------------------------
                                                                           2,332
--------------------------------------------------------------------------------
            Total common stocks (cost: $52,307)                           73,120
--------------------------------------------------------------------------------


  Principal
   Amount                                             Coupon
    (000)                                              Rate    Maturity
-----------------------------------------------------------------------
                                  BONDS (31.4%)

   $1,000   AT & T Capital Corp.                       6.88%  1/16/2001    1,002
    1,000   Capital One Financial Corp.                7.25   5/01/2006      960
    1,000   Corporacion Andina De Fomento
              (Venezuela) (b)                          7.38   7/21/2000    1,005
    1,000   Cummins Engine Co., Inc.                   6.45   3/01/2005      946
    1,000   Empire District Electric Co.               7.70  11/15/2004      999
    2,000   First Union Commercial Mortgage Trust II   6.60   5/18/2007    1,935
    1,000   First Union Corp.                          6.82   8/01/2026      975
    1,000   FirstPlus Home Loan Owner Trust,
              Series 1998-1, Class A-5                 6.25  11/10/2016      989
    1,000   Glenborough Property, L.P.                 7.63   3/15/2005      889
    1,000   Great Atlantic & Pacific Tea, Inc. (b)     7.70   1/15/2004      955
    1,000   Heller Financial, Inc.                     6.00   3/19/2004      957
    1,000   HRPT Properties Trust                      6.70   2/23/2005      925
    1,000   Imperial Bank                              8.50   4/01/2009      948
    1,000   J. P. Morgan & Co., Inc.                   5.75   2/25/2004      958
      900   Kmart Corp.                                7.95   2/01/2023      797
    1,000   MacSaver Financial Services, Inc.          7.40   2/15/2002      680
    1,000   MCI Communications Corp.                   6.95   8/15/2006      991
    1,000   Merita Bank Ltd. (Finland)                 6.50   1/15/2006      950
    1,000   Merrill Lynch & Co., Inc.                  6.50   7/15/2018      893
    1,000   Nationwide Health Property, Inc. (b)       7.25   4/01/2002      953
    1,000   Osprey Trust, Osprey I, Inc. (c)           8.31   1/15/2003      997
    1,000   Popular North America, Inc.                6.63  10/27/2002      983
    1,000   Reckson Operating Partnership              7.75   3/15/2009      939
    1,000   Sovereign Bancorp, Inc.                   10.25   5/15/2004    1,006
    1,000   TriNet Corporate Realty Trust, Inc.        6.75   3/01/2013      911
    1,000   Union Planters Bank National Assn.         6.50   3/15/2018      896
    1,000   Washington Real Estate Investment Trust    7.25   8/13/2006      970
    1,000   Waste Management, Inc. (b)                 6.38  12/01/2003      883
    1,000   Federal Home Loan Bank                     5.43   9/24/2008      912
      728   Federal Home Loan Mortgage Corp.,
              Series 1998-7 H                          9.00   3/18/2025      765
      493   Federal National Mortgage Assn.,
              Series 1997-72 CA                        9.50   9/18/2023      514
      448   Federal National Mortgage Assn.,
              Series 1997-72 CB                        9.00   9/18/2023      463
    1,136   Federal National Mortgage Assn.,
              Series 1997-79 U                         9.00  11/18/2024    1,186
      595   Federal National Mortgage Assn.,
              Series 1997-89 N                         9.50  12/20/2022      623
    2,000   Federal National Mortgage Assn.,
              Series 99-25 VB                          6.00   4/25/2016    1,788
    1,276   Government National Mortgage Assn.I (a)    6.63  11/15/2000    1,172
    1,000   Government National Mortgage Assn.,
              Series 99-14 VD                          6.00   3/20/2014      917
    1,000   U.S. Treasury Bonds                        6.25   8/15/2023      967
--------------------------------------------------------------------------------
            Total bonds (cost: $38,247)                                   36,599
--------------------------------------------------------------------------------
                          MONEY MARKET INSTRUMENT (5.2%)
    6,006   Federal Home Loan Mortgage Corp.           5.61  12/01/1999
              (cost: $6,006)                                               6,006
--------------------------------------------------------------------------------
            Total investments (cost: $96,560)                           $115,725
================================================================================









USAA BALANCED STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 2.9% of net assets at November 30, 1999.


SPECIFIC NOTES

(a) At November 30, 1999, the cost of securities purchased on a delayed-delivery basis was $0.09 million.

(b) At  November  30,  1999,   these   securities   were   segregated  to  cover
delayed-delivery purchases.

(c) These securities are exempt from registration under the Securities Act of 1933 and have been determined to be liquid by management. Any resale of these securities may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. These securities represented 0.86% of net assets.

* Non-income producing securities.





See accompanying notes to financial statements.









USAA BALANCED STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1999
(Unaudited)


ASSETS

   Investments in securities, at market value (identified
     cost of $96,560)                                                 $115,725
   Cash                                                                     42
   Receivables:
      Capital shares sold                                                  337
      Dividends and interest                                               638
                                                                      --------
         Total assets                                                  116,742
                                                                      --------

LIABILITIES

   Securities purchased                                                     93
   Capital shares redeemed                                                  43
   USAA Investment Management Company                                       71
   USAA Transfer Agency Company                                             30
   Accounts payable and accrued expenses                                    39
                                                                      --------
         Total liabilities                                                 276
                                                                      --------
            Net assets applicable to capital shares outstanding       $116,466
                                                                      ========

REPRESENTED BY:

   Paid-in capital                                                    $ 96,374
   Accumulated undistributed net investment income                         359
   Accumulated net realized gain on investments                            568
   Net unrealized appreciation of investments                           19,165
                                                                      --------
            Net assets applicable to capital shares outstanding       $116,466
                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       7,758
                                                                      ========
   Net asset value, redemption price, and offering price per share    $  15.01
                                                                      ========


See accompanying notes to financial statements.









USAA BALANCED STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1999
(Unaudited)


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $8)                  $    360
      Interest                                                            1,258
                                                                       --------
         Total income                                                     1,618
                                                                       --------
   Expenses:
      Management fees                                                       397
      Transfer agent's fees                                                 169
      Custodian's fees                                                       33
      Postage                                                                25
      Shareholder reporting fees                                              2
      Trustees' fees                                                          2
      Registration fees                                                      25
      Professional fees                                                      16
      Other                                                                   3
                                                                       --------
         Total expenses                                                     672
                                                                       --------
            Net investment income                                           946
                                                                       --------
Net realized and unrealized gain on investments:
   Net realized gain on investments                                       2,068
   Change in net unrealized appreciation/depreciation of investments      5,084
                                                                       --------
            Net realized and unrealized gain                              7,152
                                                                       --------
Increase in net assets resulting from operations                       $  8,098
                                                                       ========



See accompanying notes to financial statements.









USAA BALANCED STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1999, and year ended May 31, 1999
(Unaudited)


                                                          11/30/99     5/31/99
                                                        -----------------------

From operations:
   Net investment income                                 $    946     $  1,473
   Net realized gain (loss) on investments                  2,068       (1,495)
   Change in net unrealized appreciation/depreciation
      of investments                                        5,084        6,006
                                                        -----------------------
      Increase in net assets resulting from operations      8,098        5,984
                                                        -----------------------
Distributions to shareholders from:
   Net investment income                                     (867)      (1,530)
                                                        -----------------------
   Net realized gains                                         -           (905)
                                                        -----------------------
From capital share transactions:
   Proceeds from shares sold                               23,426       43,457
   Shares issued for dividends reinvested                     849        2,383
   Cost of shares redeemed                                (10,795)     (23,680)
                                                        -----------------------
      Increase in net assets from capital
        share transactions                                 13,480       22,160
                                                        -----------------------
Net increase in net assets                                 20,711       25,709
Net assets:
   Beginning of period                                     95,755       70,046
                                                        -----------------------
   End of period                                         $116,466     $ 95,755
                                                        =======================

Undistributed net investment income included
   in net assets:
   End of period                                         $    359     $    280
                                                        =======================

Change in shares outstanding:
   Shares sold                                              1,618        3,261
   Shares issued for dividends reinvested                      60          182
   Shares redeemed                                           (748)      (1,820)
                                                        -----------------------
      Increase in shares outstanding                        930          1,623
                                                        =======================



See accompanying notes to financial statements.












USAA BALANCED STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1999
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA Balanced Strategy Fund (the Fund). The Fund's investment objective is to seek a high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sale price, or the most recently determined closing price calculated according to local market convention available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1999.


(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 1999, the Fund had capital loss carryovers for federal income tax purposes of approximately $1.4 million which, if not offset by subsequent capital gains, will expire in 2007. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the period ended November 30, 1999, were $36.5 million and $27.8 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1999, were $21.3 million and $2.1 million, respectively.


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.25% of its annual average net assets through October 1, 2000.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended November 30, 1999, was $5,247.


(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                            Six-month                                       Nine-month
                           Period Ended                                    Period Ended
                           November 30,          Year Ended May 31,            May 31,
                           ------------------------------------------------------------
                             1999         1999         1998         1997         1996*
                           ------------------------------------------------------------
Net asset value at
   beginning of period     $  14.02     $  13.46     $  12.11     $  10.49     $  10.00
Net investment income           .19          .25          .35          .33          .26(b)
Net realized and
   unrealized gain              .92          .74         1.64         1.65          .37
Distributions from net
   investment income           (.12)        (.27)        (.35)        (.33)        (.14)
Distributions of realized
   capital gains                -           (.16)        (.29)        (.03)         -
                           ------------------------------------------------------------
Net asset value at
   end of period           $  15.01     $  14.02     $  13.46     $  12.11     $  10.49
                           ============================================================
Total return (%) **           18.38         7.63        16.82        19.26         6.37
Net assets at end of
   period (000)            $116,466     $ 95,755     $ 70,046     $ 34,601     $ 19,258
Ratio of expenses to
   average net assets (%)      1.25(a)      1.25         1.25         1.25         1.25(a)
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)           -           1.31         1.31         1.39         2.00(a)
Ratio of net investment
   income to average net
   assets (%)                  1.78(a)      1.88         2.85         3.16         3.31(a)
Portfolio turnover (%)        27.12        63.39        22.18        28.06        26.53


 *  Fund commenced operations September 1, 1995.
** Assumes reinvestment of all dividend income and capital gains distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.









Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Legal Counsel
Goodwin Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Independent Auditors
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
usaa.com(Service Mark)

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine (Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777